UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

XL GROUP

Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
No. 1 Hatch Street Upper, 4th Floor, Dublin, Ireland	2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 405-2033

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2013, XLIT Ltd. (“XLIT”), an exempted company organized under the laws of the Cayman Islands and a wholly-owned subsidiary of XL Group plc, entered into a credit agreement first amendment, dated May 13, 2013 (the “First Amendment”), to the credit agreement, dated May 7, 2013, with Citicorp USA, Inc., as administrative agent and issuing lender, and the other lenders party thereto (the “Credit Agreement”). The effect of the First Amendment is to increase the amount of letters of credit and revolving credit loans available to XLIT under the Credit Agreement from $100,000,000 to $200,000,000. XLIT has the option to increase the maximum amount of letters of credit and revolving credit loans available under the Credit Agreement, as amended, with the lender’s and issuing lender’s consent.

The Credit Agreement contains customary affirmative and negative covenants for credit facilities of its type as well as certain customary events of default. Interest payable under the Credit Agreement is as set forth therein. The fee payable under the Credit Agreement as amended by the First Amendment is determined pursuant to the terms set forth in the letter agreement, as amended by the fee letter amendment no. 1 filed as an exhibit hereto.

The foregoing descriptions of the Credit Agreement, as amended, and letter agreement, as amended, are qualified in their entirety by reference to such agreements, which were filed as Exhibits 10.1 and 10.3, respectively, to the Current Report on Form 8-K filed on May 7, 2013. The First Amendment and the fee letter amendment no. 1 are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Citibank, N.A., Citicorp USA, Inc., or their affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for XLIT and its affiliates in the ordinary course of business.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the First Amendment and the fee letter amendment no.1 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

10.1    Credit Agreement First Amendment, dated as of May 13, 2013, to the Credit Agreement, dated as of May 7, 2013, between XLIT Ltd., Citicorp USA, Inc., as Administrative Agent and Issuing Lender, and the Lenders party thereto.

10.2    Fee Letter Amendment No. 1, dated as of May 13, 2013, to the Letter Agreement, dated as of May 7, 2013, between XLIT Ltd. and Citicorp USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2013

XL Group plc
(Registrant)

By:	/s/ Kirstin Gould
	Name:	Kirstin Gould
	Title:	General Counsel and Secretary